UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 9, 2009

FiberNet Telecom Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-7841	52-2255974
(Commission File Number)	(IRS Employer Identification No.)

220 West 42nd Street, New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)

(212) 405-6200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) At the 2009 Annual Meeting of Stockholders of FiberNet Telecom Group, Inc. (the “Company”) held on June 9, 2009, the stockholders approved an amendment to the Company’s 2003 Equity Incentive Plan (the “Plan”), in which the Company’s named executive officers are eligible to participate, to increase the number of shares of common stock reserved thereunder for issuance by 250,000 shares, from 1,625,482 shares to 1,875,482 shares.

A complete copy of the Plan was filed as “Appendix A” to the Company’s Proxy Statement on Schedule 14A (DEF 14A) for the Company’s 2009 Annual Meeting of Stockholders as filed with the Securities and Exchange Commission on April 22, 2009 and is incorporated herein by this reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIBERNET TELECOM GROUP, INC.

		By:	/s/ Charles S. Wiesenhart Jr.
		Name:	Charles S. Wiesenhart Jr.
		Title:	Vice President—Finance and Chief Financial Officer
Date:	June 15, 2009